UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2004

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive, Southlake, Texas		76092
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry Into A Material Definitive Agreement

On December 17, 2004, the Compensation Committee of the Board of Directors (the “Board”) of Sabre Holdings Corporation (the “Company”) approved the adjustments to the compensation of the Company’s directors described in Exhibit 99.1 hereto.  These adjustments will become effective as of May 17, 2005, following the 2005 Annual Meeting of the Company’s stockholders.

Item 9.01.              Financial Statements and Exhibits

Exhibit(s)

Exhibit	Description
99.1	Information Regarding the Compensation of Directors of Sabre Holdings Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

(Registrant)

Date: December 21, 2004
/s/ James F. Brashear
(Signature)
Name: James F. Brashear
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Information Regarding the Compensation of Directors of Sabre Holdings Corporation